Exhibit 99.1 March 2022

Disclaimer 2 REGARDING FORWARD-LOOKING STATEMENTS FORWARD-LOOKING STATEMENTS This presentation of Dave Inc. (“Dave” or the “Company”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “future,” “growth,” “opportunity,” “well-positioned,” forecast, intend, seek, target, “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include, but are not limited to, projected financial information, statements regarding estimates and forecasts of other financial and performance metrics, projected costs, and projections of market opportunity. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the business of Dave are based on current expectations that are subject to risks and uncertainties. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Dave's management and are not predictions of actual performance. These forward- looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: the highly competitive industries in which Dave competes; the rapid technological developments in Dave’s industry necessary to continue providing Dave’s members with new and innovative products and services; if a substantial number of Dave members fail to repay the cash advance they receive; Dave may not be able to scale its business quickly enough to meet Dave members’ growing needs; Dave’s ability to acquire new members and retain current members or sell additional functionality and services to them; Dave may never achieve or sustain profitability; the uncertain regulatory environment in which Dave operates; Dave may be subject to governmental investigations or other inquiries by state, federal and local governmental authorities; the financial services industry continues to be targeted by new laws or regulations in many jurisdictions in which we operate; extensive regulation and oversight in a variety of areas, including registration and licensing requirements under federal, state and local laws and regulations; stringent and changing laws and regulations relating to privacy and data protection; Dave’s ability to remediate the material weakness in its internal controls over financial reporting; Dave’s forecasted operating results and projections rely in large part upon assumptions, analyses and internal estimates developed by Dave’s management; fraudulent and other illegal activity involving Dave’s products and services; a data security breach could expose us to liability and protracted and costly litigation; Dave’s management has limited experience in operating a public company; Dave transfers funds to members daily, which in the aggregate comprise substantial sums, and are subject to the risk of errors; Dave has guaranteed up to $50,000,000 of one of its subsidiary’s obligations under a credit facility, and currently that limited guaranty is secured by a first-priority lien against substantially all of Dave’s assets; if key banking relationships are terminated, Dave may not able to secure or successfully migrate client portfolios to a new bank partner or partners; Dave depends upon several third-party service providers for processing its transactions and providing other important services; Dave’s recent rapid growth, including growth in Dave’s volume of payments, may not be indicative of future growth. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Dave does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on the Company’s current expectations and beliefs concerning future developments and their potential effects on Dave. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of management’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Dave does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements. USE OF PROJECTIONS This presentation contains financial forecasts with respect to certain financial measurements of Dave, including, but not limited to Dave’s projected Revenue and Adjusted EBITDA for Dave’s fiscal year 2022. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. Dave’s independent registered public accounting firm did not audit, review, compile, or perform any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, it did not express an opinion or provide any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. Dave does not undertake any commitment to update or revise the projections, whether as a result of new information, future events or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See “Forward-Looking Statements” paragraph above. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Dave or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. INDUSTRY AND MARKET DATA In this presentation, Dave relies on and refers to information and statistics regarding the sectors in which Dave competes and other industry data. Dave obtained this information and statistics from third-party sources, including reports by market research firms. Although Dave believes these sources are reliable, the Company has not independently verified the information and does not guarantee its accuracy and completeness. Dave has supplemented this information where necessary with information from discussions with Dave members and Dave’s own internal estimates, taking into account publicly available information about other industry participants and Dave’s management’s best view as to information that is not publicly available. 2

Disclaimer 3 USE OF NON-GAAP FINANCIAL MEASURES The financial information and data contained in this presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any filing Dave makes with the SEC. This presentation contains references to Adjusted EBITDA, non-GAAP operating revenues, non-GAAP operating expenses, non-GAAP variable profit and non-GAAP variable profit margin of Dave, which are adjusted from results based on generally accepted accounting principles in the United States (“GAAP”) and exclude certain expenses, gains and losses. The Company defines and calculates Adjusted EBITDA as net loss attributable to Dave before the impact of interest income or expense, provision for income taxes, depreciation and amortization, and adjusted to exclude legal settlement and litigation expenses, other strategic financing and transaction expenses, stock-based compensation expense, and certain other non-core items. The Company defines and calculates non-GAAP operating revenues as operating revenues, net excluding direct loan origination costs and ATM fees. The Company defines and calculates non-GAAP operating expenses as operating expenses excluding non-variable operating expenses. The Company defines non-variable operating expenses as all advertising and marketing operating expenses, compensation and benefits operating expenses, and certain operating expenses (legal, rent, technology/infrastructure, depreciation, amortization, charitable contributions, other operating expenses, one-time Member account activation costs and non-recurring Dave Banking expenses). The Company defines and calculates non-GAAP variable profit as non-GAAP operating revenues excluding non-GAAP operating expenses. The Company defines and calculates non-GAAP variable profit margin as non-GAAP variable profit as a percent of non-GAAP operating revenues. These non-GAAP financial measures are provided to enhance the user’s understanding of our prospects for the future and the historical performance for the context of the investor. The Company’s management team uses these non-GAAP financial measures in assessing performance, as well as in planning and forecasting future periods. These non-GAAP financial measures are not computed according to GAAP and the methods the Company uses to compute them may differ from the methods used by other companies. Non-GAAP financial measures are supplemental, should not be considered a substitute for financial information presented in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of Dave included in this presentation may not be directly comparable to similarly titled measures of other companies. TRADEMARKS AND TRADE NAMES Dave owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended in, and does not imply, a relationship with Dave, or an endorsement or sponsorship by or of Dave. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Dave will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor in these trademarks, service marks and trade names.

Intro & Market Jason Wilk Product Roadmap Stan Hsing Agenda Growth & Opportunity Michael Goodbody Financial Overview Kyle Beilman 4

Today’s presenters Jason Wilk Kyle Beilman Co-Founder and CEO CFO Michael Goodbody Stan Hsing CMO VP Product 5

Jason Wilk, CEO Our Mission is to build products that level the ﬁnancial playing ﬁeld 6

35 131 MILLION MILLION Vulnerable Coping By our estimates, there are ~35 million people that are financially And there are an estimated 135mm people that are financially vulnerable, struggling with every aspect of their financial life. coping, struggling with some but not all aspects of their financial life. Those who: Those who: ● Overdraft 10-20x per year and are reliant on overpriced ● Overdraft several times per year, single pay credit solutions like overdraft. ● Need help building credit ● Need help building credit ● Need access to aﬀordable short and long term credit ● Need to find new work opportunities. ● Savings and investing tools 7

Our Founding (31 year old me, convincing investors that overdraft fees were bad in 2017) (5 Years later) 8

Dave Started as a Powerful App To Disrupt Overdraft For Americans...

- **Insights.** Connect any bank account and Dave confidently tracks user's upcoming bills to determine what's 'yours to spend'
- **Millions** of financial notifications sent to users to prevent overspending



9:41
Monday, June 3



Select amount
$200
$150
$100

- **ExtraCash.** Our flagship feature that helps protect users against overdraft fees
- Pioneer in **reinventing overdraft** for Americans in 2017 as a free short term credit solution.
- **~50M** advances taken, saving users **$1.5B** [1]

- **SideHustle.** First neobank to help users put money in their pockets by tapping into the gig economy
- Highlights focus on **community-based approach**
- **2.9M+** job applications submitted since Sept. 2020



Source: Dave Management.
[1] Dave users have taken over 45mm of overdraft protection advances, typically avoiding ~$35 overdraft fee from their legacy bank. Dave Users have recorded in aggregate $300-400mm / year in fees from their legacy banks in 2019 – 2020.

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… We’ve made a major impact already

~50,000,000

ExtraCash Transactions Delivered

$1,500,000,000

in overdraft fees saved [1]

Dave

Source: Dave Management.

[1] Dave users have taken over 45mm of overdraft protection advances, typically avoiding ~$35 overdraft fee from their legacy bank. Dave Users have recorded in aggregate $300-400mm / year in fees from their legacy banks in 2019 – 2020.

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Dave by the numbers 6.0M $3.7bn 1.5M Total Members Origination Volume Monthly Transacting Members ~950k 1.8M $169M App/Play Store Reviews Debit cards issued Q4 Run-Rate Revenue Source: Dave Management. 11 Metrics as of December 31, 2021.

Our strategy: Build a superior banking solution for anyone living paycheck to paycheck 12

Dave wins by starting the banking relationship with free access to credit. ACQUIRE ENGAGE PARTNER Become primary banking Solve the biggest need for our Make Dave the best place to partner for Dave members core customer base – short spend the credit. Grow and support all aspects of term credit – and acquire for engagement through their ﬁnancial life lowest industry CAC for a adjacent products– rewards, banking customer. savings, credit-building and investing. 13

Three Pillars of Growth Accelerate banking adoption and spend Utilize data-driven frequency underwriting Grow population of advantage to multi-transacting proﬁtably grow Extra members Cash Originations and ● New user ARPU acquisition ● Increased engagement of large existing base 14

Stan Hsing, VP Product What we’re doing next 15

Credit Building Primary Account Spend with Dave Loans / Lines Extra Cash Side Hustle Home with Dave Crypto Rewards Investing 16 RETAIN & EARN

Top FI / Lenders How are we able to do this? Underwriting Once at account Continuous Philosophy opening We approach risk evaluation diﬀerently. This gives us the ability to oﬀer more Realtime Cashflow 30 day old (or older) Data data from 14,000 Americans access to credit at a lower cost. credit bureau data banks With over 100 million underwriting decisions ML models revised Rules based Model and retrained revisited / revised over the past 5 years we have more experience Management quarterly (at least) annually (at most) evaluating short term credit than anyone else. Payback When members are At arbitrary payment Approach paid due dates. 17

Superior Banking Member Journey “What else I need” Buy a Home “Why I feel like I belong” “Why I join” Lending Primary Account Side Hustle Spend with Dave Credit Building Extra Cash 18

1. Investing in understanding gig, freelance and other non-standard income situations better than anyone in the world[widen our moat] a. According to recent data, the gig economy grew by 33%in 2020, which meant it registered an 8.25x faster expansion than the US economy. As a result, around 34% of the US workers are now participants in this growth. 2. Gig workers, folks who hold more than one job, non-standard income proﬁles have only accelerate since covid. Doubling down on Data Weʼre investing strategically in the evaluation of non-standard income profiles. This allows us to help Americans that other FIs (and fintech apps) turn away. 34% of Americans gig. The gig economy in America is growing 10x faster (by 33%) than the rest of the economy— Millennials and Gen-Z gig at a much higher rate than other generations. Source: www.smallbiztrends.com 19

Increasing Access Our members have told us that they need more. Repay rates for members taking our largest advances gives us confidence we can do this at scale safely. 20

Building your Credit with Dave We help our members improve their credit score by just doing what they already do today. 21

Using Credit to differentiate our Bank product Dave Banking is a companion product for everyone signing up for our Extra Cash product. Sending advance funds through Dave Banking gives us the opportunity win members spend and banking relationships with targeted rewards and other benefits. 22

Better Credit when you bank with Dave As our banking relationship with members deepens advance amounts increase, cost of credit is lowered and repay flexibility expands. By plowing more value into our Credit oﬀering we will increasing separation between us and our credit competitors. 23

Cheaper Credit ExtraCash Instant Relief New Credit Products Targeting Aimed at Wants Rewards / Bank Relationship Building Higher better credit LTV Relationship with members wants/goals Strong cross attach (better credit Network effects with Dave Banking) 24

Q+A 25

Michael Goodbody, CMO How We Grow: Data + Brand + Opportunity Here’s why we win - long term 26

Dave has leveraged extreme product market ﬁt to grow faster than most major ﬁnancial services companies since launch 40M Total Downloads – Dave vs FS Ecosystem 30 20 10 0 Jan 2018 Jan 2019 Jan 2020 Jan 2021 Jan 2022 Ally Amex Chime Dave Discover Wells Fargo Source: Sensor Tower 28

Top performing consumer ﬁntech apps have focus on acquisition message + cross sell into broader ecosystem: P2P > Trading, Crypto, Spending, Taxes Free Credit Scores > Saving, Spending, Taxes Free trading > Spending, Crypto Early paycheck > Saving, Credit Crypto trading > Spend, Borrow 29

Top performing consumer ﬁntech apps have focus on acquisition message + cross sell into broader ecosystem: Short Term Credit > Spending, Saving, P2P, Crypto $3.7BN ~50M ~15M of advances total advances total downloads We are heavily differentiated in short term credit space. 30

At a fraction of the cost Customer Acquisition Costs: Dave <$20 Leading neobank #1 >$ 100 Leading neobank #2 ~ $236 Traditional banks >$ 300 31 Source: Dave Management Customer Acquisition Costs <$20 Leading >$100 ~$236 Traditional banks >$300

Combination of advantages allow us to lead innovation for our core value prop What consumers want: Consumer Need Dave Messaging Market Leading? 1. Higher limits Up to $250 … Yes 2. Speed to Access Instant availability with Extra Cash Yes 3. Lowest Cost Free to advance in 2-3 days Yes 4. Accessibility No credit score required and no credit check Yes 5.Opportunity to Improve Build credit through reporting payments Yes 32

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Dave’s brand awareness and user perception of our quality gives us a signiﬁcant advantage over our competitors Daveʼs brand familiarity among GenZ and Millennial audience is comparable with significantly larger financial services brands despite having spent a fraction on marketing Dave’s brand awareness among Gen Z and Millennial audience is similar to established major US banks Given focus on the “Zillennial” audience, overall brand familiarity with Dave is in the low 20s. Among the key GenZ and Millennial audience it is comparable with significantly larger financial services brands despite having spent a fraction on marketing Source: Harris Poll Consideration: % of respondents that would consider purchasing a product/service from the brand (top 2 of 5 box) 34 Quality: % of respondents that believe the brand provides high quality products and services (top 3 of 10 box)

Dave’s brand quality score leads all other ﬁnancial services companies including major ﬁntechs The Dave brand resounds strongly with consumers. Dave scores higher than all other major financial services brands for quality and second only to one brand for consideration. 65 Quality Score Dave 57.2 Top 5 US Bank 53.0 55 Top 5 US Bank Major US Credit 47.7 Fintech Top 5 US competitor Top 10 US Bank 47.7 Bank Major Top10 US Bank Bank Fintech Competitor 46.4 Top 5 US Top10 US 45 Bank Bank Major US Top 5 US Bank 45.8 Fintech Major US Top 5 US Bank 45.1 Fintech Top 10 US Bank 45.0 35 Major US Fintech 41.8 Top 5 US Bank Major US Fintech 41.4 Major US Fintech 40.6 Major US Fintech 40.6 25 Major US Credit 40.4 85 65 75 Top 5 US Bank 40.3 Fintech Competitor 38.4 Consideration Score Top 5 US Bank 35.2 Source: Harris Poll Consideration: % of respondents that would consider purchasing a product/service from the brand (top 2 of 5 box) 35 Quality: % of respondents that believe the brand provides high quality products and services (top 3 of 10 box) Quality Score

From a highly motivated set of users who love the Dave experience 4.8 4.8 4.8 4.7 4.7 4.7 4.2 549k reviews 387k reviews 147k reviews 2.1M reviews 1.6M reviews 10k reviews 3.9M reviews ~50% of Dave Acquisition is organic 36 Source: Dave Management

Dave is uniquely positioned to take share by focusing on largest point of need The number of consumers living paycheck to paycheck has increased steadily since April 2021 and was 64% in January 2022 — 12 percentage points higher than April 2021 — with a 3% jump in just a month between December 2021 and January 2022 and is returning to pre-pandemic levels. 80% 65.7% 63.6% 52.0% 40% JAN 11 MAR17 JAN 4 2020 2021 2022 37

Government beneﬁts drove record household liquidity through the pandemic which is now waning 35% 30 Aer seeing a ft significant boost 25 through stimulus payments, the 20 household savings rate in January 2022 in the US 15 dropped to its lowest level since 10 December 2013 5 May Sep Jan May Sep Jan Jan May 2020 Sep 2020 Jan 2021 May 2021 Sep 2021 2018 2018 2019 2019 2019 2020 2022 U.S. Recessions Source: FRED U.S. Bureau of Economic Analysis 38

And price inﬂation is outstripping wage growth, creating a cash crunch for American households 8% Aer seeing a ft Consumer price 6.2% index significant boost 6 through stimulus payments, the Avg hourly 4.9% household savings earnings rate in January 4 2022 in the US dropped to its lowest level since 2 December 2013 0 Jan Apr Jul Oct Jan Apr Jul Oct Jan Apr Jul Oct 2019 2020 2021 Source: U.S. Bureau of Labor Statistics. As of October 2021. Wage data covers private sector.CNBC 39

Just as we enter peak demand season for our core Extra Cash product Extra Cash demand aligns closely with household liquidity trends and high points in the year as it relates to consumer spending activity 40

Kyle Beilman, CFO Financial Overview 41

Our Revenue Framework Acquisition Spend & CAC A Revenue Retention curves B Members ARPU ● Total Originations C ● Total Card Spend ● Paying Subs ● Optional Fees (ExtraCash) D ● Subscriptions Acquisition Retention Engagement Monetization ● Interchange + OON ATM ● Other A B C D 42

Total Member Growth



+45% Growth
4.2M
6.0M
Q4 2020
Q4 2021

Significant & sustained Total Member growth

1.5M+ Monthly Transacting Members as of Q4 2021

4.5 Avg. Monthly Transactions per Transacting Member as of Q4 2021 (~86% YoY Growth)

Note: Total Members displayed on a net-basis, excluding deleted & fraudulent accounts

Dave 43

A Member Acquisition Cost Q4 ‘21: $28.55 Customer Acquisition Costs remain attractive, Q4 ‘20: despite annual increase in $25.00 2021 Modest increase in Q4 YoY Signiﬁcant ability to scale as we focus on acquiring transacting members Note: Reﬂects total marketing expense including advertising, brand investment, promotions, agency costs, etc. 44

C D Member Monetization Overview per Total Members (Annual) Average Revenue Macro backdrop impacted Total Member ARPU via lower overall engagement Signiﬁcant upside opportunity as we evolve towards transaction oriented acquisition and engagement strategy (Q421 Annualized)Transacting Member Aervage Reenue per v Note: Reﬂects quarterly Average Revenue Per Member on an annualized basis 45

Cumulative ARPU by Transacting Member Cohort:
Sample Jan. 2019 vs. Jan. 2021


Cumulative 12 Month ARPU:
+13% for Jan. 2021 vs. Jan. 2019
M1
M2
M3
M4
M5
M6
M7
M8
M9
M10
M11
M12
Jan. 2019 Cohort
Jan. 2021 Cohort

We have improved the monetization of our Transacting Member cohorts over time

Newer cohorts showing further upside

Note: Transacting Member ARPU calculated as number of transacting members by cohort month multiplied by transacting member calendar month ARPU divided by original transacting member cohort size; transacting member calendar month ARPU calculated as total calendar month non-GAAP operating revenues divided by total number of transacting members in that month (i.e., number of transacting members in M1 of Jan. 2019 cohort multiplied by transacting member ARPU observed in Jan. 2019); see Glossary for Non-GAAP definitions

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Sustained Growth in Quarterly Origination Volumes



+40% Growth
$1,007M
Q4 '20:
$295M;
+20% YoY
$1,413M
Q4 '21:
$451M;
+53% YoY
2020
2021

ExtraCash volume continues to scale as we've increased Member limits

Key driver of top of funnel and engagement

ARPU and LTV upside based on continued scaling

Note: Reflects principal amount of ExtraCash disbursements made in each period.

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Improving ExtraCash Portfolio Performance



Q4 '20 Avg:
5.92%
4.34%
9% Improvement
Q4 '21 Avg:
3.49%
(+41% improvement YoY)
3.93%
2020
2021

Demonstrated ability to scale total volume and per unit size, while maintaining consistent portfolio performance

~2% overall loss rates

Dave

Note: Credit Performance calculated as: percent of total credit receivables created in a particular calendar month collected through the 28th day of the subsequent calendar month; chart reflects average of monthly results

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D Average Revenue per ExtraCash Origination Q4 ‘21: +15% YoY Meaningful increase in per-unit monetization year-over-year Optional fee stream engagement is consistent and predictable 49 +17% Growth

Dave Banking Spend Volumes



Q4 '21:
$173M
(+548% YoY)
$610M
Q4 '20:
$27M
$43M
2020
2021

Take-Rate %	1.8%	1.9%

Dave Banking Engagement grew significantly in 2021

Focus on integration ExtraCash and Spend key growth focus moving forward

Note: Spending Volume reflects Dave Banking Member debit spending volumes; Take Rate calculated as transaction revenue (excl. ATM fee contra revenue) as a percentage of Spending Volume.

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Our Model has Powerful Unit Economics

A B C D

Cohort Return Profile (Dec '18 Cohort - 3 yr Return)



December 2018 Acquisition Spend
Cumulative Non-GAAP Variable Profit
~7.5X Return
$4.9M
($0.7M)
Dec-18
Dec-21

Our marketing engine and unit economics drive strong returns

Currently managing to 12-18 month payback

Growth model orientation towards Transacting Members expected to increase ARPU & new cohort returns

Note: Cohort Non-GAAP Variable Profit calculated as monthly cohort total non-GAAP Operating Revenues multiplied by calendar month non-GAAP Variable Profit margin; see Glossary for non-GAAP definitions

Da
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Total Revenue Q4 ‘21: Delivered signiﬁcant $42.2M growth despite macro Q4 ‘20: backdrop $36.5M Capital constraints limited ability to invest in 2H Note: Service Based Revenue includes GAAP Service Based Revenue adjusted for related Contra Revenue Items; Transaction Based Revenue includes GAAP Transaction Based Revenue adjusted for related Contra Revenue Items 52 +26% Growth

Variable Proﬁt Margin Overview Strong fundamental proﬁtability Q4 ‘20: 48% Margin efﬁciencies Q4 ‘21: 48% realized as banking business scales Long-term upside via tech in-sourcing 53

We have the growth capital to execute… +$200M SPAC Capital Infusion +$100M FTX Capital Infusion ~$300M+ Total Available Growth Capital Prior to completion of business combination, just $61 million of primary equity capital raised since inception 54

Fiscal Year 2022 Guidance Low High $200M $230M Non-GAAP Operating Revenues: 44% 48% Non-GAAP Variable Proﬁt Margin: Note: see Glossary for non-GAAP deﬁnitions 55

Appendix 56

Consolidated Statement of Operations 57

Liquidity and Capital Resources 58

Reconciliation of Net Loss to Adjusted EBITDA 59

Reconciliations 60

Equity Capitalization Detail 1 2 3 3 Note: Weighted-average exercise prices rounded to the nearest cent 1 Weighted-average exercise price of $0.62 2 Weighted-average exercise price of $0.72 61 3 Exercise price of $11.50

Glossary Non-GAAP Operating Revenues deﬁned as Operating Revenues, net excluding direct loan origination costs and ATM fees Non-GAAP Variable Proﬁt deﬁned as Non-GAAP Operating Revenues excluding Non-GAAP Operating Expenses Non-GAAP Operating Expenses deﬁned as Operating Expenses excluding Non-Variable Operating Expenses Non-Variable operating expenses deﬁned as all advertising and marketing operating expenses, compensation and beneﬁts operating expenses, and certain operating expenses (legal, rent, technology/infrastructure, depreciation, amortization, charitable contributions, other operating expenses, one-time Member account activation costs and non-recurring Dave Banking expenses) 62